Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent Events
12.	Subsequent Events:

Shares repurchased under the Program. Subsequent to the end of the reporting period and through the date these unaudited interim condensed consolidated financial statements were issued, the Company repurchased under the Program 137,481 common shares for aggregate gross amount of $141.

Series A Preferred Shares Limited Waiver. On August 12, 2026, the Company and the sole holder (the “Holder”) of the Series A Preferred Shares entered into a limited waiver (the “Waiver”) pursuant to which, the Holder waived the adjustment that would otherwise have occurred with respect to the applicable dividend rate on the Series A Preferred Shares as a result of the Company’s election to pay the June 30, 2026 dividend on the Series A Preferred Shares in kind. In exchange, the Company shall, at any time on or before December 31, 2026, declare and promptly thereafter pay a restricted stock dividend on the Series A Preferred Shares in an aggregate amount of $1,500 of the Company’s common shares. The Company and the Holder also agreed to clarifications to certain terms of the Series A Preferred Shares.

Equity Incentive Plan. On August 11, 2026 the Company adopted an Equity Incentive Plan (the “Plan”) intended to promote the success of the Company by providing equity-based and other incentive awards to selected employees and other eligible persons whose initiative and efforts are important to the successful conduct of the Company’s business. The Plan is intended to attract, retain, motivate and reward such persons, align their interests with those of the Company’s shareholders and enhance the long-term performance and value of the Company. As of the date these unaudited interim condensed consolidated financial statements were issued, no awards have been granted under the Plan.